UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

October 24, 2016
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11353	13-3757370
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 South Main Street,
Burlington, North Carolina	27215	336-229-1127
(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

Illumina, Inc. (NASDAQ: ILMN) and Laboratory Corporation of America® Holdings (LabCorp®) (NYSE:LH), the world’s leading healthcare diagnostics company, today announced that on October 5, 2016, the Düsseldorf Regional Federal Court in Germany issued a preliminary injunction order against amedes MVZ Trägergesellschaft Göttingen mbH and a related company (collectively “amedes”). The order requires amedes to immediately stop performing the Fetalis® non-invasive prenatal screening test in Germany, which is based on technology from Ariosa Diagnostics, Inc.

The Application for the Grant of a Preliminary Injunction against amedes was filed by Sequenom, Inc., a wholly-owned subsidiary of LabCorp®, as patent owner of EP 0 994 963.

Illumina and Sequenom have significant intellectual property rights in the area of non-invasive prenatal screening and will continue to enforce those rights when appropriate.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LABORATORY CORPORATION OF AMERICA HOLDINGS
Registrant

By:	/s/ F. SAMUEL EBERTS III
F. Samuel Eberts III
Chief Legal Officer and Secretary

October 24, 2016